HORIZON SPIN-OFF AND CORPORATE RESTRUCTURING FUND
A series of the Investment Managers Series Trust

Supplement Dated February 24, 2014
To the Prospectus Dated February 11, 2014

The following paragraph replaces the section titled “Contingent Deferred Sales Charge Schedule – A Shares and C Shares” on page 29 of the Fund’s Prospectus:

Contingent Deferred Sales Charge Schedule—A Shares and C Shares. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of A Shares that were part of a purchase of $1 million or more and that are liquidated in whole or in part within 12 months of purchase for the Fund. A CDSC of 1.00% of the purchase or sales price, whichever is less, is assessed on redemptions of C Shares that are liquidated in whole or in part within 12 months of purchase for the Fund.  The maximum investment amount for C Shares is $999,999.

Please file this Supplement with your records.

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